                              GUARANTY OF PAYMENT

     THIS AGREEMENT is made as of the 26th day of June, 1998, by KMG CHEMICALS, INC., a Texas corporation (the "Guarantor"), in favor of SOUTHTRUST BANK, NATIONAL ASSOCIATION (the "Bank").

                               R E C I T A L S

     KMG-Bernuth, Inc., a Delaware corporation (the "Borrower"), has requested that the Bank loan to Borrower the sum of Six Million and No/100 Dollars ($6,000,000.00) (the "Loan"), to be evidenced by Borrower's Term Note of even date herewith (as the same may be amended or modified from time to time, the "Note") payable by Borrower to Bank, and such other documents and instruments as are more particularly described in the Note. As a condition to making the Loan, the Bank has required that the Guarantor guarantee the Loan and any other obligations of Borrower to the Bank, whether now existing or hereafter incurred.

                                 AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals, as an inducement to the Bank to make the Loan to Borrower, and as security for the payment of all obligations of Borrower arising out of the Loan and the Note evidencing the Loan, all renewals and extensions of the Loan, all obligations of Borrower set forth in the Term Loan Agreement between Borrower and Bank pursuant to which the Loan is made (as the same may be amended or modified from time to time, the "Loan Agreement"), the Security Agreement (as defined in the Loan Agreement), the Purchase Money Security Agreement (as defined in the Loan Agreement), and any and all other documents and instruments, now existing or hereafter arising, executed or delivered evidencing, securing or relating to the Loan (the Note, the Loan Agreement, the Security Agreement, the Purchase Money Security Agreement, and any and all such other documents and instruments herein

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collectively called the "Loan Documents"), all as the same may at any time be amended by Borrower and the Bank, the consent of Guarantor to which shall not be required, and all other obligations now existing and hereafter incurred by Borrower to the Bank in connection with the Loan and all renewals and extensions thereof (the Loan and all other indebtedness, liabilities and obligations secured hereby being hereinafter called "Obligations"), the Guarantor agrees, covenants and represents as follows:

     1. The Guarantor hereby absolutely and unconditionally guarantees to the Bank the due, regular and punctual payment of the Obligations, including, without limitation, payment of any sum or sums of money which the Borrower now owes the Bank or from time to time hereafter shall owe the Bank in connection with the Loan, whether evidenced by notes or other instruments, or by open account or otherwise, and whether it represents an original balance, a balance reduced by part payment, or a deficiency after sale of collateral, an extension or renewal of an original debt, or otherwise. The Guarantor hereby further guarantees the due, regular and punctual payment of any other debt or obligations of any kind or character of the Borrower to the Bank set forth in the Loan Agreement and each of the other Loan Documents or otherwise arising in connection with the Loan, and upon failure of the Borrower to timely do so, the Guarantor guarantees to Bank the payment of all costs and expenses incurred by Bank in performing such obligations. Further, the Guarantor guarantees the payment of all costs, attorney fees or expenses which may be incurred by the Bank by reason of a default of the Borrower under the Obligations or any other liability of the Borrower to the Bank.

     In the event of any default by the Borrower in the payment of the Obligations, the Guarantor absolutely and unconditionally promises to pay to the Bank such amounts as are necessary to cure the default, or, at the option of the

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Bank, the Guarantor agrees to pay the entire indebtedness owed the Bank by the Borrower at the time of default.

     This Guaranty is an unconditional guaranty, and the Guarantor agrees that the Bank, upon the occurrence of an Event of Default by the Borrower under the Note, the Loan Agreement and/or any one or more of the other Loan Documents, shall not be required to assert any claim or cause of action against the Borrower or any other party before asserting any claim or cause of action against the Guarantor under this Agreement. Furthermore, the Guarantor agrees that the Bank shall not be required to pursue or foreclose on any collateral that it may receive from the Borrower, the Guarantor or others as security for any Obligations before making a claim or asserting a cause of action against the Guarantor under this Agreement.

     The failure of the Bank to perfect any portion of its security interest in the collateral as set forth in the Loan Documents or any other collateral now or hereafter securing all or any part of the Obligations, shall not release the Guarantor from the Guarantor's liabilities and obligations hereunder.

     To the extent permitted by law: notice of acceptance of this Guaranty and of any default by the Borrower is hereby waived by the Guarantor; presentment, protest, demand, and notice of protest and demand of any and all collateral, and of the exercise of possessory remedies or foreclosure on any and all collateral received by the Bank from the Borrower or the Guarantor are hereby waived; and all settlements, compromises, compositions, accounts stated, and agreed balances in good faith between any primary or secondary obligors on any accounts received as collateral shall be binding upon the Guarantor.

     This Guaranty shall not be affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities,

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receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting the Borrower, the Guarantor or any other guarantor, or any of the assets belonging to one or more of them, nor shall this Guaranty be affected, modified or impaired by the invalidity of the Note, the Loan Agreement, any of the other Loan Documents or any other document executed by the Borrower or the Guarantor in connection with the Loan.

     Without notice to the Guarantor, without the consent of the Guarantor, and without affecting or limiting the Guarantor's liability hereunder, the Bank may:

          (a) grant the Borrower extensions of time for payment of the Obligations or any part thereof;

          (b)  renew any of the Obligations;

          (c) grant the Borrower extensions of time for performance of agreements or other indulgences;

          (d) at any time release any or all of the collateral held by the Bank as security for the Obligations;

          (e) at any time release any other guarantor from such guarantor's guarantee of any of the Obligations;

          (f) compromise, settle, release, or terminate any or all of the obligations, covenants, or agreements of the Borrower under the Note, the Loan Agreement, and/or any one or more of the other Loan Documents; and

          (g) with Borrower's written consent, modify or amend any obligation, covenant or agreement of the Borrower set forth in any one or more of the Note, the Loan Agreement, and/or the other Loan Documents.

     This Guaranty may not be terminated by the Guarantor until such time as all Obligations, including any renewals or extensions thereof, have been paid and performed in full and such payments and performance of the Obligations have

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become final and are not subject to being refunded as a preference or fraudulent transfer under the Bankruptcy Code or other applicable law.

     2. The Guarantor represents and warrants to the Bank and covenants that the Guarantor has full power and unrestricted right to enter into this Agreement, to incur the obligations provided for herein, and to execute and deliver the same to Bank, and that when executed and delivered, this Agreement will constitute a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms. The Guarantor acknowledges that the Bank is relying upon the Guarantor's covenants herein in making the Loan to Borrower, and the Guarantor undertakes to perform the Guarantor's obligations hereunder promptly and in good faith.

     3. The Guarantor confirms and warrants that the Borrower is in sound financial condition and will perform its obligations in accordance with the terms of the Note, the Loan Agreement and each of the other Loan Documents.

     4. The Guarantor covenants and agrees that so long as the Obligations are outstanding, the Guarantor will from time to time upon request, furnish to the Bank such information regarding the business affairs, finances, and conditions of the Guarantor and the Guarantor's properties in such detail as the Bank reasonably may request. The Guarantor will furnish to the Bank such financial statements as shall be required to be furnished by the Guarantor pursuant to the Loan Agreement.

     5. If Borrower is or shall hereafter be indebted to Bank for any obligations, liability or indebtedness other than the Obligations, and Bank should collect or receive any payments, funds or distributions which are not specifically required, by law or agreement, to be applied to the Obligations, Bank may, in its sole discretion, apply such payments, funds or distributions to indebtedness of Borrower other than the Obligations.

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     6.  No payment by the Guarantor to the Bank pursuant to the provisions of this Agreement will entitle the Guarantor (by subrogation to the rights of the Bank in respect of which such payment is made or otherwise) to any payment by the Borrower or out of the property of the Borrower, except after indefeasible payment in full of all amounts and obligations owing to the Bank by the Borrower and all other guarantors of the obligations of the Borrower under the Loan Documents.

     7. This Agreement shall be binding upon, and inure to the benefit of, the Guarantor, the Bank and their respective successors and assigns.

     8. The validity, interpretation, enforcement and effect of this Agreement shall be governed by, and construed according to the laws of, the State of Alabama. The Guarantor consents that any legal action or proceeding arising hereunder may be brought, at the election of Bank, in the Circuit Court of Jefferson County, of the State of Alabama, or in the United States District Court for the Northern District of Alabama, and assents and submits to the personal jurisdiction of any such courts in any such action or proceeding.

     9. GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED HERETO OR THERETO OR CONTEMPLATED HEREBY OR THEREBY OR THE EXERCISE OF ANY RIGHTS AND REMEDIES HEREUNDER OR THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. GUARANTOR AGREES THAT BANK MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF GUARANTOR WITH BANK IRREVOCABLY TO WAIVE TRIAL BY JURY,

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AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE
TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     10. In the event that any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provisions and the invalidity of such provisions shall not affect other provisions hereof which are otherwise lawful and valid and shall remain in full force and effect.

     11. Any notice or payment required hereunder or by reason of the application of any law shall be deemed to have been duly given if delivered in person, mailed by certified or registered mail, postage prepaid, return receipt requested, or sent by Federal Express or other similar national overnight courier, to the Guarantor or the Bank, as applicable, at their respective addresses set forth below, or to such other address as either party shall designate to the other in a written notice, given as herein provided:

               If to the Guarantor to:

               KMG Chemicals, Inc.
               10611 Harwin, Suite 402
               Houston, Texas 77036
               Attention:  President

               with copy to:

               Roger C. Jackson, Esq.
               Woods & Jackson
               2001 Kirby Drive, Suite 1111
               Houston, Texas 77019

               If to the Bank to:

               SouthTrust Bank, National Association
               420 North 20th Street (35203)
               P. O. Box 2554
               Birmingham, Alabama 35290
               Attention:  Metropolitan Lending

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               With copy to:

               Timothy D. Davis, Esq.
               Gordon, Silberman, Wiggins & Childs, P.C.
               1400 SouthTrust Tower
               Birmingham, Alabama 35203

All fees or expenses of mail or overnight courier shall be paid by the sender. Notice shall be deemed received at the earlier of the time actually received or three (3) days following the time deposited when sent by mail or overnight courier in the manner aforesaid. Actual receipt of notice shall not be required to effect notice hereunder. Payment shall be deemed received only upon the actual receipt thereof.

     12. The failure at any time or times hereafter to require strict performance by the Guarantor of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument now or hereafter executed by the Guarantor and delivered to the Bank shall not waive, affect or diminish any right of the Bank hereafter to demand strict compliance or performance therewith and with respect to any other provisions, warranties, terms and conditions contained in such agreements, documents and instruments, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or in any agreement, document or instrument now or hereafter executed by the Guarantor and delivered to the Bank shall be deemed to have been waived by any act or knowledge of the Bank, its agents, officers or employees, but only by an instrument in writing, signed by an officer of the Bank, and directed to Guarantor specifying such waiver.

     13. The obligations of the Guarantor under this Agreement will continue to be effective or be reinstated, as the case might be, if at any time any payment from the Borrower of any sum due to the Bank is rescinded or must

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otherwise be restored or returned by the Bank on the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or as a result of the appointment of a custodian, conservator, receiver, trustee or other officer with similar powers with respect to the Borrower or any part of the Borrower's property or otherwise. If an event permitting the acceleration of the maturity of the Loan has occurred and is continuing and such acceleration is at such time prevented by reason of the pendency against the Borrower of a proceeding under any bankruptcy or insolvency law, the Guarantor agrees that, for the purposes of this Agreement and the obligations of the Guarantor under this Agreement, the maturity of the Loan will be deemed to have been accelerated with the same effect as if the Bank had accelerated the same in accordance with the terms of the Loan Agreement, the Note, any of the other Loan Documents or any other document executed in connection with the Loan, and the Guarantor will immediately pay the unpaid balance of the Loan.

     14. If, at any time or times hereafter, the Bank employs counsel to advise or provide other representation with respect to this Agreement or any other agreement, document or instrument heretofore, now or hereafter executed by the Guarantor and delivered to the Bank with respect to the Borrower or the Obligations, or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings or to take any other action in or with respect to any suit or proceeding relating to this Agreement or any other agreement, instrument or document heretofore, now or hereafter executed by the Guarantor and delivered to the Bank with respect to the Borrower or the Obligations, or to represent the Bank in any litigation with respect to the affairs of the Guarantor, or to enforce any rights of the Bank or obligations of the Guarantor or any other person, firm or corporation which may be obligated to the Bank by virtue of this Agreement or any other agreement, document or instrument

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heretofore, now or hereafter delivered to the Bank by or for the benefit of the Guarantor with respect to the Borrower or the Obligations, or to collect from Guarantor any amounts owing hereunder, then in any such event, all of the attorneys' fees incurred by the Bank arising from such services and any expenses, costs and charges relating thereto shall constitute additional obligations of the Guarantor payable on demand. The Guarantor does hereby waive any rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof as to any of the obligations created hereunder.

     15. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both oral and written, between the Guarantor and the Bank with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Guarantor has caused this instrument to be executed by its duly authorized officer as of the day and year first above written.

                                       KMG CHEMICALS, INC.


                                       By:  /s/ Bobby D. Godfrey
                                            --------------------------------
                                       Its:  Vice President
                                            --------------------------------

STATE OF    TEXAS
         ----------
COUNTY OF   HARRIS
          ----------

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that BOBBY D. GODFREY, whose name as VICE PRESIDENT of KMG Chemicals, Inc., a Texas corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal, this the 25TH day of JUNE, 1998.

                                       /s/ Judith Mallernee
                                       --------------------------------------
(SEAL)                                 Notary Public
                                       My Commission Expires: 7/11/2001
                                                              ---------------


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